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                                                                   EXHIBIT 10.38

                                AMENDMENT NO. 3
                                       TO
                             JDN REALTY CORPORATION
                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     THIS AMENDMENT NO. 3 TO JDN REALTY CORPORATION 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Amendment") is made and entered into as of the 13/th/ day of February, 2001, by JDN Realty Corporation, a Maryland corporation (the "Company").

          WHEREAS, effective December 17, 1993, the Company established the JDN Realty Corporation Non-Employee Director Stock Option Plan (the "Plan");

          WHEREAS, the Plan was amended and restated effective January 1, 1999 and was further amended effective October 1, 1999 and August 29, 2000; and

          WHEREAS, the Company desires to amend the Plan in accordance with
Section 9.5 of the Plan as set forth herein.

          NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date first written above, as follows:

          1.    Amendment to Plan.  The following shall be added as Section 4.4:
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          4.4.  Special Award of Options.  Notwithstanding anything herein to
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     the contrary, Awards of Options for up to 30,000 shares of Stock may be granted to each Participant under the Plan on a one-time basis in calendar year 2001 pursuant to the terms of an Agreement between each Participant and the Company and subject to the terms of the Plan. The provisions of Sections 4.1 and 4.2(b) - 4.2(f) shall apply to Awards made under this
     Section 4.4; provided, however, with respect to Awards made under this
     Section 4.4, the term "Grant Date" shall refer to the date of the Agreement pursuant to which the Award is made to the Participant.

          2.    Definitions.  Unless otherwise defined herein, terms used herein
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shall have the meanings ascribed to them in the Plan.

          3.    Governing Law.  The Amendment shall be construed in accordance
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with, and governed by, the laws of the State of Maryland.

          4.    Other Provisions.  Except as amended hereby, the Plan shall
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remain unmodified and in full force and effect.
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          IN WITNESS WHEREOF, the undersigned has hereunto signed this Amendment
No. 3 to JDN Realty Corporation 1993 Non-Employee Director Stock Option Plan effective as of the day and year first above written.

                                    JDN REALTY CORPORATION


                                    By:     /s/ John D. Harris, Jr.
                                    Title:  Chief Financial Officer